ANNUAL REPORT

NEW ERA FUND

DECEMBER 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
NEW ERA FUND

o Stocks fell as the U.S. slid into recession, global economies slowed, and the world dealt with September's terrorist attacks.

o    Your  fund  posted  modest  losses  for  the  six  months  and  year,   but
     outperformed the market indexes and the average natural resources fund.

o Fund results were helped by its emphasis on precious metals, coal, diversified metals, integrated oils, and paper, and its lighter weighting in energy service stocks.

o As the U.S. economy improves, the global economy will gradually recover as well, and the companies in your fund should once again experience earnings growth.

REPORTS ON THE WEB
------------------
     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS
-------------------
     The domestic recession combined with the pervasive impact of terrorism and war led to another year of negative returns in the stock market. We had five years of performance well in excess of the historical long-term average market return followed now by two down years, the almost predictable hangover from those heady years of dot-com, technology, and telecommunications excesses. This correction should clear the way to gradual but rational improvement as we head into 2002. A particularly encouraging sign was the recovery exhibited both in the economy and the markets after the tragedy of September 11. We are above all a resilient nation. Energy and commodity prices weakened through the year as global growth waned and the investment in energy production assets created a modest overhang of capacity. As a result, the natural resources sector and your fund lost ground during the year.


PERFORMANCE COMPARISON
----------------------
Periods Ended 12/31/01                     6 Months     12 Months
-----------------------------------------------------------------
New Era Fund                                -2.14%        -4.35%
..................................................................
S&P 500 Stock Index                         -5.56        -11.89
..................................................................
Lipper Natural Resources
Funds Average                               -6.42        -10.07
..................................................................


     Your fund performed relatively well in a difficult environment, losing 4.35% versus an 11.89% loss on the S&P 500 Index for the year ended December 31, 2001. During the latest six months while the market lost 5.56%, your fund fell 2.14%. New Era's emphasis on precious metals, coal, diversified metals, integrated oils, and paper allowed it to outperform the market and its peers as represented by the Lipper Natural Resources Funds Average. The fund's lighter weighting in energy service stocks also contributed to our success versus our competition.

YEAR-END DISTRIBUTIONS
----------------------
     On December 11, 2001, your Board of Directors declared an income dividend of $0.27 per share, a long-term capital gain of $0.46 per share, and a short-term capital gain of $0.22 per share, payable on December 13, 2001.

ECONOMIC REVIEW
---------------
     The Federal Reserve carried out a dramatic year-long campaign to avoid a significant economic contraction by reducing short-term interest rates aggressively. Economists eventually recognized, however, that a recession had nevertheless begun in March, and the downturn was aggravated by September's events. The government also enacted tax cuts to maintain economic momentum, but, at best, the combination of fiscal and monetary action has acted to ameliorate the downturn and shorten its duration. While short-term rates came down, longer-term rates remained stubbornly high in relation, reflecting the changed outlook for government budget surpluses and tighter credit markets resulting from financial problems in certain industries such as telecommunications.

     Consumers also saw a "tax cut" in their own budgets with a reduction in gasoline and heating bills as prices of the related commodities fell. Zero-percent financing and rebates led to a strong finish to the year for auto sales, but those purchases were likely borrowed from sales that would otherwise occur in 2002, foreshadowing a weak year ahead for auto sales.

     The September attacks had a major impact on the global economy and especially the U.S. Some of the impact was transitory in nature: the economy stood still for a time, resulting in tremendous losses for the travel and transportation industries, reduced consumer spending, and, to a lesser degree, lower output from the manufacturing sector. All levels of government spent well above budgeted amounts to provide additional policing and security measures, which could translate into higher taxes at some later date. These negative economic impacts are already beginning to fade as the world cracks down on terrorism and confidence in the future returns. In general, as the world focused on the events in New York, Washington, and the Middle East, productivity suffered, but it has begun to improve as some semblance of normalcy returns. The more permanent costs to society come in the form of greater security in all aspects of the economy, from the inspection of cargo containers to the scrutiny of airline passengers, from the need to carry higher inventories to offset shipping delays to the extra policing of all potential targets of terrorists.

     As the domestic economy slowed, regions outside the U.S. also retrenched. Europe began to feel the effects of weaker exports and higher unemployment. Japan fell back into recession in reaction to the tough measures imposed by the new government. Emerging economies also reeled from the slowdown in the U.S. and the reduction of Western capital available to finance economic growth. When global growth had been strong, many nations were able to hide the flaws of profligate domestic spending and inadequate financial discipline, but as the U.S. economy weakened and Western capital became relatively scarce, these flaws came to the fore. Those countries are now struggling to restructure and adjust to slower global growth. The deterioration of these emerging economies compounded the demand weakness for energy and other commodities.

PORTFOLIO REVIEW
----------------

     The fund benefited from its emphasis on real estate, precious metals, and major integrated oil positions. The common thread among these industries is their typically defensive nature, which allows them to perform well in a falling market, particularly in a global environment punctuated by such horrific events as we experienced last year. Our lower weighting in oil service and greater emphasis on non-energy holdings also contributed to the fund's good relative performance.

     Energy prices for domestically produced natural gas and for crude oil weakened significantly from their peaks over the period, as demand fell and new production capacity came on stream. OPEC finally acted to rein in production in an attempt to maintain the price of oil, but the jury is still out as to whether their efforts will prove successful. Warm weather at the end of the year aggravated the overhang of excess natural gas in storage. Most other commodities experienced weaker demand, and that trend accelerated late in the year. Capacity continued to shrink for most major non-energy commodities, but without growing demand from emerging countries, pricing has yet to improve.

     The fund had, for many years, avoided any investment in Enron out of concern for the unanalyzable nature of the company, which we considered to be a "black box." The ability of the company to grow in all environments simply did not seem possible and now we know why--it was a function of creative financial accounting. Unfortunately, the fund did take a position in the stock when it was substantially down from its high, believing that management would at least act to realize the once substantial value of its trading business. However, management did not act quickly and decisively, and the company's trading partners lost confidence, thus eroding the value of that asset to virtually nothing. In contrast, another fund holding--and the largest purchase of the last six months--El Paso Corporation, did act quickly and forthrightly to stabilize conditions in its business, which came under scrutiny as a competitor of Enron. This company has a far stronger asset portfolio and lacks the conflicts of interest pervasive at Enron. Furthermore, it has dealt with the financial community honestly and with clarity. Enron's demise should prove El Paso's opportunity.

The following table was depicted as a graph in the printed material.

          Reserves and Others             7
          Non-Resources                   4
          Energy                         59
          Metals and Mining              10
          Precious Metals                 4
          Forest Products                 6
          Diversified Resources           5
          Building and Real Estate        5


     Enron was not the worst detractor from the fund's performance over the last six months, however. That dubious distinction belongs to Halliburton, which became another victim of the widespread asbestos litigation. Three other major oil service companies, BJ Services, Baker Hughes, and Smith International, were among the strongest contributors during the second half. Smith, an oil service company with a dominant position in drilling fluids and drill bits, was one of our major purchases over the past six months. Coflexip, another oil service company, was in the top 10 contributors due to its acquisition by Technip. Four exploration companies, Murphy Oil, Ocean Energy, EOG Resources, and Mitchell Energy & Development, were also standout contributors. Mitchell was acquired by Anadarko Petroleum, another fund holding.

     Given what we expect to be an improving environment for the copper industry due to its consolidation, and the outlook for better demand later this year, the fund built a large position in Phelps Dodge, one of the world's largest producers. We successfully traded a large position in Packaging Corporation of America, a major domestic producer of boxes and linerboard, and it was among the top contributors to performance. We are in the early stages of an improving environment for investment in domestic natural gas production and deepwater drilling. In line with this, we purchased Transocean Sedco Forex, a leading factor in the deep-water contract drilling industry. The fund also increased its holdings in Delta and Pine Land, a major producer of genetically engineered cottonseed. To fund purchases, we took profits in some groups that were strong during the period. We sold our position in Reckson Associates Realty, a commercial property real estate investment trust, and reduced our holdings in Newmont Mining, a major global gold producer.

OUTLOOK
-------

     With plenty of fiscal and monetary stimulus in place, the key to both economic and market recovery is confidence on the part of consumers and businesses to invest in the future. The success so far against terrorism and the resultant faith in the country's leadership should enable us to rebuild that confidence. Domestic capital spending is likely to revive slowly as companies, chastened by the recent telecom/technology spending excesses, tread lightly going forward. This is one of the principal reasons economic growth is likely to be less torrid than in the last cycle.

     Demand for energy will increase gradually as global economic conditions improve, with the ever-present risk that OPEC members could break ranks and not adhere to the production discipline to maintain prices in the interim. Domestic natural gas markets will also tighten deliberately as production capacity declines due to lower reinvestment and the excessive inventory in storage is worked off. Worldwide drilling activity will rise as the energy markets mend, but with many producing properties up for sale, the recovery will be delayed until later this year.

     As the domestic economy picks up over the year ahead, the global economy will feel the stimulative impact and gradually rebound as well. The health of emerging nations, so vital to resource and industrial commodity demand growth, should improve late in 2002. As markets tighten for these commodities, the companies we own should once again experience earnings growth.

     On a personal note, two of our energy analysts were present in the World Trade Center the morning of the terrorist attack and, thankfully, both survived the tragedy. Our thoughts and prayers go out to the victims and heroes of that day and their families, and to our forces, both domestic and overseas, who are defending our freedom.

Respectfully submitted,

/s/

Charles M. Ober
President and chairman of the Investment Advisory Committee
January 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW ERA FUND
--------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                      Percent of
                                                                  Net Assets
                                                                    12/31/01
-------------------------------------------------------------------------------
ExxonMobil                                                               4.3%
Wal-Mart                                                                 4.2
Marathon Oil                                                             3.2
Royal Dutch Petroleum                                                    2.8
ChevronTexaco                                                            2.7
................................................................................
Schlumberger                                                             2.6
BP                                                                       2.5
Baker Hughes                                                             2.4
Anadarko Petroleum                                                       2.4
Total Fina                                                               2.3
................................................................................
Packaging Corporation of America                                         2.3
Ocean Energy                                                             2.2
Phelps Dodge                                                             2.1
Murphy Oil                                                               2.1
BJ Services                                                              1.8
................................................................................
Diamond Offshore Drilling                                                1.7
Inco                                                                     1.5
Alcoa                                                                    1.4
Rio Tinto                                                                1.4
Unocal                                                                   1.4
................................................................................
Burlington Resources                                                     1.4
Newmont Mining                                                           1.3
Smith International                                                      1.3
Amerada Hess                                                             1.3
EOG Resources                                                            1.3
................................................................................
Total                                                                   53.9%

Note: Table excludes reserves.

T. ROWE PRICE NEW ERA FUND
--------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 12/31/01

TEN LARGEST PURCHASES
---------------------
El Paso Corporation
Phelps Dodge
Packaging Corporation of America
Enron*
Smith International
Transocean Sedco Forex
Delta and Pine Land
Hercules
BJ Services
3M*

TEN LARGEST SALES
-----------------
Coflexip**
Reckson Associates Realty**
Newmont Mining
FMC**
Smurfit-Stone Container
Hercules
IMC Global**
Kinder Morgan**
Packaging Corporation of America
Monsanto

    * Position added
   ** Position eliminated

T. ROWE PRICE NEW ERA FUND
--------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                Lipper Natural Resources
                 S&P 500 Index        Funds Average        New Era Fund
                 -------------        -------------        ------------
12/31/1991            10000               10000               10000
12/31/1992            10762               10148               10208
12/31/1993            11847               12460               11773
12/31/1994            12003               12170               12381
12/31/1995            16514               14909               14952
12/31/1996            20305               19744               18578
12/31/1997            27080               21309               20615
12/31/1998            34819               15781               18578
12/31/1999            42145               20978               22521
12/31/2000            38307               28295               27107
12/31/2001            33754               25203               25928

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/01       1 Year      3 Years     5 Years     10 Years
---------------------------------------------------------------------------
New Era Fund                 -4.35%      11.75%       6.89%        10.00%
............................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW ERA FUND
--------------------------       For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS           Year
                              Ended
                           12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of period       $  24.30   $  21.80   $  19.78   $  25.95   $  26.06
Investment activities
  Net investment income
  (loss)                      0.27       0.31       0.30       0.37       0.40
  Net realized and
  unrealized gain (loss)     (1.38)      3.99       3.84      (2.97)      2.40
  Total from
  investment activities      (1.11)      4.30       4.14      (2.60)      2.80
Distributions
  Net investment income      (0.27)     (0.29)     (0.30)     (0.40)     (0.37)
  Net realized gain          (0.68)     (1.51)     (1.82)     (3.17)     (2.54)
  Total distributions        (0.95)     (1.80)     (2.12)     (3.57)     (2.91)
NET ASSET VALUE
End of period             $  22.24   $  24.30   $  21.80   $  19.78   $  25.95

RATIOS/SUPPLEMENTAL DATA

Total returnu                (4.35)%    20.37%     21.22%     (9.88)%    10.96%
Ratio of total expenses to
average net assets            0.72%      0.72%      0.74%      0.75%      0.74%
Ratio of net investment
income (loss) to average
net assets                    1.11%      1.29%      1.29%      1.27%      1.33%
Portfolio turnover rate       17.9%      28.5%      32.5%      23.1%      27.5%
Net assets, end of period
(in millions)             $   1,070  $   1,195  $   1,082  $     999  $   1,493

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------
STATEMENT OF NET ASSETS
-----------------------                                     December 31, 2001
                                                       Shares/Par       Value
                                                       ----------       -----
COMMON STOCKS  97.1%
NATURAL RESOURCE-RELATED  92.9%
Building and Real Estate  5.1%
AMB Property, REIT                                       250,000   $     6,500
-------------------------------------------------------------------------------
Archstone Smith Trust                                    259,000         6,812
-------------------------------------------------------------------------------
Boston Properties, REIT                                  120,000         4,560
-------------------------------------------------------------------------------
Camden Property Trust, REIT                              178,100         6,536
-------------------------------------------------------------------------------
Catellus Development *                                   310,000         5,704
-------------------------------------------------------------------------------
Cousins Properties, REIT                                 176,000         4,288
-------------------------------------------------------------------------------
Equity Office Properties, REIT                            88,441         2,660
-------------------------------------------------------------------------------
Rouse, REIT                                              400,000        11,716
-------------------------------------------------------------------------------
Simon Property, REIT                                     186,400         5,467
-------------------------------------------------------------------------------
                                                                        54,243
-------------------------------------------------------------------------------
Forest Products  6.2%
Bowater                                                  166,000         7,918
-------------------------------------------------------------------------------
International Paper                                      200,000         8,070
-------------------------------------------------------------------------------
Kimberly-Clark                                           130,000         7,774
-------------------------------------------------------------------------------
Mead                                                     125,000         3,861
-------------------------------------------------------------------------------
Packaging Corporation of America *                     1,333,500        24,203
-------------------------------------------------------------------------------
Potlatch                                                 250,000         7,330
-------------------------------------------------------------------------------
Smurfit-Stone Container *                                 66,700         1,065
-------------------------------------------------------------------------------
Weyerhaeuser                                             116,000         6,274
-------------------------------------------------------------------------------
                                                                        66,495
-------------------------------------------------------------------------------

Integrated Petroleum - Domestic  12.7%
Amerada Hess                                             220,000        13,750
-------------------------------------------------------------------------------
BP ADR                                                   584,800        27,199
-------------------------------------------------------------------------------
Conoco                                                   300,000         8,490
-------------------------------------------------------------------------------
Kerr-McGee                                               170,000         9,316
-------------------------------------------------------------------------------
Murphy Oil                                               270,000        22,691
-------------------------------------------------------------------------------
Occidental Petroleum                                     200,000         5,306
-------------------------------------------------------------------------------
Unocal                                                   402,300        14,511
-------------------------------------------------------------------------------
Marathon Oil                                           1,150,000        34,500
-------------------------------------------------------------------------------
                                                                       135,763
-------------------------------------------------------------------------------
Integrated Petroleum - International  13.1%
ChevronTexaco                                            325,500        29,168
-------------------------------------------------------------------------------
Exxon Mobil                                            1,160,000        45,588
-------------------------------------------------------------------------------
Norsk Hydro ADR                                          100,000         4,200
-------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras) ADR                      270,000         6,291
-------------------------------------------------------------------------------
Royal Dutch Petroleum ADR                                618,400   $    30,314
-------------------------------------------------------------------------------
TotalFinaElf ADR                                         346,148        24,313
-------------------------------------------------------------------------------
                                                                       139,874
-------------------------------------------------------------------------------
Petroleum Exploration and Production  13.3%
Anadarko Petroleum                                       445,000        25,298
-------------------------------------------------------------------------------
BG (GBP)                                               2,600,000        10,584
-------------------------------------------------------------------------------
Burlington Resources                                     385,000        14,453
-------------------------------------------------------------------------------
Canadian Natural Resources                               140,000         3,416
-------------------------------------------------------------------------------
Devon Energy                                             286,550        11,075
-------------------------------------------------------------------------------
Encore Acquisition *                                     384,100         5,112
-------------------------------------------------------------------------------
EOG Resources                                            350,000        13,688
-------------------------------------------------------------------------------
Forest Oil *                                              65,000         1,834
-------------------------------------------------------------------------------

Mitchell Energy & Development (Class A)                  230,000        12,259
-------------------------------------------------------------------------------
Newfield Exploration *                                   100,000         3,551
-------------------------------------------------------------------------------
Nexen                                                    200,000         3,900
-------------------------------------------------------------------------------
Noble Affiliates                                         130,000         4,588
-------------------------------------------------------------------------------
Ocean Energy                                           1,247,800        23,958
-------------------------------------------------------------------------------
Pioneer Natural Resources *                              100,000         1,926
-------------------------------------------------------------------------------
Westport Resources *                                     175,000         3,036
-------------------------------------------------------------------------------
XTO Energy                                               200,000         3,500
-------------------------------------------------------------------------------
                                                                       142,178
-------------------------------------------------------------------------------
Miscellaneous Energy  1.0%
Kinder Morgan Management                                  66,973         2,538
-------------------------------------------------------------------------------
Niagara Mohawk *                                         490,000         8,688
-------------------------------------------------------------------------------
                                                                        11,226
-------------------------------------------------------------------------------
Energy Services  17.2%
Baker Hughes                                             716,000        26,113
-------------------------------------------------------------------------------
BJ Services *                                            588,400        19,094
-------------------------------------------------------------------------------
Cooper Cameron *                                         321,800        12,988
-------------------------------------------------------------------------------
Diamond Offshore Drilling                                600,000        18,240
-------------------------------------------------------------------------------
FMC Technologies *                                       115,000         1,892
-------------------------------------------------------------------------------
GlobalSantaFe                                            160,000         4,563
-------------------------------------------------------------------------------
Halliburton                                              470,000         6,157
-------------------------------------------------------------------------------
Helmerich & Payne                                         40,000         1,335
-------------------------------------------------------------------------------
Hydril *                                                 510,100         9,031
-------------------------------------------------------------------------------
Key Energy Services *                                    500,000         4,600
-------------------------------------------------------------------------------
Schlumberger                                             500,000        27,475
-------------------------------------------------------------------------------
Smith International *                                    261,000        13,995
-------------------------------------------------------------------------------

Stolt Offshore ADR *                                     300,000         2,704
-------------------------------------------------------------------------------
Tidewater                                                265,000         8,983
-------------------------------------------------------------------------------
Transocean Sedco Forex                                   400,000   $    13,528
-------------------------------------------------------------------------------
W-H Energy Services *                                    683,500        12,949
-------------------------------------------------------------------------------
                                                                       183,647
-------------------------------------------------------------------------------
Precious Metals  4.0%
Barrick Gold                                             802,033        12,793
-------------------------------------------------------------------------------
Lihir Gold (AUD)*                                      4,628,000         2,795
-------------------------------------------------------------------------------
Meridian Gold *                                          300,000         3,099
-------------------------------------------------------------------------------
Newmont Mining                                           741,509        14,170
-------------------------------------------------------------------------------
Placer Dome                                              956,950        10,440
-------------------------------------------------------------------------------
                                                                        43,297
-------------------------------------------------------------------------------
Non-ferrous Metals  3.4%
Bougainville Copper (AUD)*                             2,030,829           146
-------------------------------------------------------------------------------
Inco *                                                   804,000        13,620
-------------------------------------------------------------------------------
Phelps Dodge                                             702,300        22,754
-------------------------------------------------------------------------------
                                                                        36,520
-------------------------------------------------------------------------------
Diversified Metals  6.0%
Alcoa                                                    431,600        15,343
-------------------------------------------------------------------------------
Allegheny Technologies                                   492,000         8,241
-------------------------------------------------------------------------------
Companhia Vale do Rio Doce ADR                           160,000         3,778
-------------------------------------------------------------------------------
Corus (GBP)*                                          10,100,000        10,572
-------------------------------------------------------------------------------
Nucor                                                     72,000         3,813
-------------------------------------------------------------------------------
Rio Tinto (GBP)                                          800,000        15,306
-------------------------------------------------------------------------------
USX-U.S. Steel                                           400,000         7,244
-------------------------------------------------------------------------------
                                                                        64,297
-------------------------------------------------------------------------------

Chemicals  4.2%
3M                                                        40,000         4,728
-------------------------------------------------------------------------------
Dow Chemical                                             370,000        12,499
-------------------------------------------------------------------------------
DuPont                                                   215,076         9,143
-------------------------------------------------------------------------------
Hercules *                                               400,000         4,000
-------------------------------------------------------------------------------
Monsanto                                                 125,000         4,225
-------------------------------------------------------------------------------
Pall                                                     300,000         7,218
-------------------------------------------------------------------------------
Technip Coflexip ADR *                                    97,632         3,280
-------------------------------------------------------------------------------
                                                                        45,093
-------------------------------------------------------------------------------
Diversified Resources  4.9%
Arch Coal                                                480,000        10,896
-------------------------------------------------------------------------------
Burlington Northern Santa Fe                             200,000         5,706
-------------------------------------------------------------------------------
Cleveland-Cliffs                                         280,000         5,124
-------------------------------------------------------------------------------
Delta and Pine Land                                      300,000         6,789
-------------------------------------------------------------------------------
Massey                                                   311,000         6,447
-------------------------------------------------------------------------------
Peabody Energy                                           150,000         4,229
-------------------------------------------------------------------------------
Penn Virginia                                            170,000   $     5,797
-------------------------------------------------------------------------------
Waste Management                                         250,000         7,977
-------------------------------------------------------------------------------
                                                                        52,965
-------------------------------------------------------------------------------
Miscellaneous  0.5%
Ryder System                                             220,000         4,873
-------------------------------------------------------------------------------
                                                                         4,873
-------------------------------------------------------------------------------
Gas Transmission & Distribution  1.3%
El Paso Corporation                                      300,000        13,383
-------------------------------------------------------------------------------
                                                                        13,383
-------------------------------------------------------------------------------
Total Natural Resource-Related                                         993,854
-------------------------------------------------------------------------------

CONSUMER AND SERVICE  4.2%
Merchandising  4.2%
Wal-Mart                                                 790,000        45,465
-------------------------------------------------------------------------------
Total Consumer and Service                                              45,465
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $714,304)                                 1,039,319

CONVERTIBLE PREFERRED STOCKS  0.0%
Western Water (Series C) *                                 2,259            51
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $2,000)                           51

CONVERTIBLE BONDS  0.2%
Inco, 5.75%, 7/1/04                                    2,000,000         1,930
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $1,890)                                   1,930

CORPORATE BONDS  0.3%
Potlatch, Sr. Sub. Notes, (144A), 10.00%, 7/15/11      2,700,000         2,808
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $2,700)                                     2,808

SHORT-TERM INVESTMENTS  2.3%
Money Market Funds  2.3%
T. Rowe Price Reserve Investment Fund, 2.43% #        24,562,211        24,562
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $24,562)                            24,562


Total Investments in Securities
99.9% of Net Assets (Cost $745,456)                                $ 1,068,670

Other Assets Less Liabilities                                            1,567

NET ASSETS                                                         $ 1,070,237
Net Assets Consist of:
Undistributed net realized gain (loss)                             $    (4,961)
Net unrealized gain (loss)                                             323,213
Paid-in-capital applicable to 48,123,689
shares of $1.00 par value capital stock
outstanding; 200,000,000 shares authorized                             751,985

NET ASSETS                                                         $ 1,070,237

NET ASSET VALUE PER SHARE                                          $     22.24

     #  Seven-day yield
     *  Non-income producing
  144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.0% of net assets
   ADR  American Depository Receipts
  REIT  Real Estate Investment Trust
   AUD  Australian dollar
   CAD  Canadian dollar
   GBP  British pound

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------
STATEMENT OF OPERATIONS
-----------------------                                         In thousands
                                                                        Year
                                                                       Ended
                                                                    12/31/01
  Investment Income (Loss)
  Income
    Dividend                                                       $  18,359
    Interest                                                           2,243
    Total income                                                      20,602
  Expenses
    Investment management                                              6,414
    Shareholder servicing                                              1,441
    Custody and accounting                                               134
    Prospectus and shareholder reports                                    78
    Registration                                                          41
    Legal and audit                                                       17
    Directors                                                             12
    Proxy and annual meeting                                               5
    Miscellaneous                                                          8
    Total expenses                                                     8,150
    Expenses paid indirectly                                             (20)
    Net expenses                                                       8,130
  Net investment income (loss)                                        12,472
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                        14,430
    Foreign currency transactions                                          4
    Net realized gain (loss)                                          14,434
  Change in net unrealized gain (loss) on securities                 (80,517)
  Net realized and unrealized gain (loss)                            (66,083)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $ (53,611)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands

                                                          Year
                                                         Ended
                                                      12/31/01        12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   12,472      $   14,190
  Net realized gain (loss)                              14,434          76,077
  Change in net unrealized gain (loss)                 (80,517)        115,084
  Increase (decrease) in net assets from operations    (53,611)        205,351
Distributions to shareholders
  Net investment income                                (12,552)        (13,410)
  Net realized gain                                    (31,598)        (69,815)
  Decrease in net assets from distributions            (44,150)        (83,225)
Capital share transactions *
  Shares sold                                          151,146         214,104
  Distributions reinvested                              39,074          73,955
  Shares redeemed                                     (216,822)       (297,840)
  Increase (decrease) in net assets from capital
  share transactions                                   (26,602)         (9,781)
Net Assets
Increase (decrease) during period                     (124,363)        112,345
Beginning of period                                  1,194,600       1,082,255
End of period                                       $1,070,237      $1,194,600

* Share information
  Shares sold                                            6,338           9,255
  Distributions reinvested                               1,854           3,280
  Shares redeemed                                       (9,229)        (13,030)
  Increase (decrease) in shares outstanding             (1,037)           (495)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------                                   December 31, 2001
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management. Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $194,416,000 and $244,770,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

     Ordinary income                                          $   22,775,000
     Long-term capital gain                                       21,375,000
     Total distributions                                      $   44,150,000

     The tax-basis components of net assets at December 31, 2001 were as follows:


     Unrealized appreciation                               $      358,599,000
     Unrealized depreciation                                      (40,347,000)
     Net unrealized appreciation (depreciation)                   318,252,000
     Distributable earnings                                       318,252,000
     Paid-in capital                                              751,985,000
     Net assets                                            $    1,070,237,000

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $4,961,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

     At December 31, 2001, the cost of investments for federal income tax purposes was $750,417,000.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $504,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,082,000 for the year ended December 31, 2001, of which $101,000 was payable at year end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $166,000 of Spectrum expenses, $7,000 of which was payable at year-end. At December 31, 2001, approximately 5% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,953,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW ERA FUND
--------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

        In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.

        PricewaterhouseCoopers LLP
        Baltimore, Maryland
        January 18, 2002

T. ROWE PRICE NEW ERA FUND
--------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
-----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

 o   $12,531,000 from short-term capital gains,
 o $23,327,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $11,958,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE NEW ERA FUND
--------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price New Era Fund held an annual meeting on October 23, 2001, to vote on two issues. The results of voting were as follows (by number of shares). 1. To elect an expanded slate of directors to increase the number of independent directors serving the fund:

M. David Testa
 Affirmative:            31,825,182.314
 Withhold:                  799,425.019
 Total:                  32,624,607.333

James A.C. Kennedy
 Affirmative:            31,728,188.232
 Withhold:                  896,419.101
 Total:                  32,624,607.333

Calvin W. Burnett
 Affirmative:            31,723,711.933
 Withhold:                  900,895.400
 Total:                  32,624,607.333

Anthony W. Deering
 Affirmative:            31,805,276.497
 Withhold:                  819,330.836
 Total:                  32,624,607.333

Donald W. Dick, Jr.
 Affirmative:            31,825,601.268
 Withhold:                  799,006.065
 Total:                  32,624,607.333

David K. Fagin
 Affirmative:            31,802,704.684
 Withhold:                  821,902.649
 Total:                  32,624,607.333

 Affirmative:            25,636,854.911
 Against:                 2,314,984.942
 Abstain:                 1,276,201.218
 Broker Non-Votes:        3,396,566.262
 Total:                  32,624,607.333

F. Pierce Linaweaver
 Affirmative:            31,793,124.359
 Withhold:                  831,482.974
 Total:                  32,624,607.333

Hanne M. Merriman
 Affirmative:            31,815,491.305
 Withhold:                  809,116.028
 Total:                  32,624,607.333

John G. Schreiber
 Affirmative:            31,808,595.795
 Withhold:                  816,011.538
 Total:                  32,624,607.333

Hubert D. Vos
 Affirmative:            31,811,450.862
 Withhold:                  813,156.471
 Total:                  32,624,607.333

Paul M. Wythes
 Affirmative:            31,800,126.792
 Withhold:                  824,480.541
 Total:                  32,624,607.333

James S. Riepe
 Affirmative:            31,825,953.718
 Withhold:                  798,653.615
 Total:                  32,624,607.333

2. To include in the Articles of Incorporation standard T. Rowe Price language authorizing the creation of different series and classes of shares, and to add other related provisions.

T. ROWE PRICE NEW ERA FUND
--------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------

Calvin W.        Director      Elected    President,     97           Provident
Burnett, Ph.D.                 in         Coppin State                Bank of
100 East Pratt                 2001       College                     Maryland
Street
3/16/32

Anthony W.       Director      Elected    Director,      97           The Rouse
Deering                        in         Chairman of                 Company
100 East Pratt                 2001       the Board,
Street                                    President, and
1/28/45                                   Chief Executive
                                          Officer, The
                                          Rouse Company,
                                          real estate
                                          developers

Donald W.        Director      Elected    Principal,     97           Not
Dick, Jr.                      in         EuroCapital                 Applicable
100 East Pratt                 1997       Advisors, LLC,
Street                                    an acquisition
1/27/43                                   and management
                                          advisory firm

David K. Fagin   Director      Elected    Director,      97           Dayton
100 East Pratt                 in         Dayton Mining               Mining
Street                         1997       Corporation                 Corpor-
4/9/38                                    (6/98 to                    ation,
                                          present),                   Golden
                                          Golden Star                 Star
                                          Resources Ltd.,             Resources
                                          and Canyon                  Ltd., and
                                          Resources,                  Canyon
                                          Corp.                       Resources,
                                          (5/00 to                    Corp.
                                          present);
                                          Chairman and
                                          President,
                                          Nye Corporation

*Each director serves until election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
F. Pierce        Director      Elected    President,     97           Not
Linaweaver                     in         F. Pierce                   Applicable
100 East Pratt                 2001       Linaweaver &
Street                                    Associates,
8/22/34                                   Inc.,
                                          consulting
                                          environmental &
                                          civil engineers

Hanne M.         Director      Elected    Retail         97           Ann Taylor
Merriman                       in         Business                    Stores
100 East Pratt                 1997       Consultant                  Corpor-
Street                                                                ation,
11/16/41                                                              Ameren
                                                                      Corp.,
                                                                      Finlay
                                                                      Enter-
                                                                      prises,
                                                                      Inc.,
                                                                      The Rouse
                                                                      Company,
                                                                      and
                                                                      US Airways
                                                                      Group,
                                                                      Inc.

John G.          Director      Elected    Owner/         97           AMLI
Schreiber                      in         President,                  Resi-
100 East Pratt                 2001       Centaur Capital             dential
Street                                    Partners, Inc.,             Properties
10/21/46                                  a real estate               Trust,
                                          investment                  Host
                                          company; Senior             Marriott
                                          Advisor and                 Corpor-
                                          Partner,                    ation,
                                          Blackstone                  and The
                                          Real Estate                 Rouse
                                          Advisors, L.P.              Company,
                                                                      real
                                                                      estate
                                                                      developers

*Each director serves until election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Hubert D. Vos    Director      Elected    Owner/         97           Not
100 East Pratt                 in         President,                  Applicable
Street                         1997       Stonington
8/2/33                                    Capital
                                          Corporation,
                                          a private
                                          investment
                                          company



Paul M. Wythes   Director      Elected    Founding       97           Teltone
100 East Pratt                 in         Partner of                  Corpor-
Street                         1997       Sutter Hill                 ation
6/23/33                                   Ventures,
                                          a venture
                                          capital limited
                                          partnership,
                                          providing
                                          equity capital
                                          to
                                          young high
                                          technology
                                          companies
                                          throughout the
                                          United States

*Each director serves until election of a successor.

INSIDE DIRECTORS

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James A.C.       Director      Elected    Managing       32           Not
Kennedy                        in         Director                    Applicable
100 East Pratt                 1997       and Director,
Street                                    T. Rowe Price;
8/15/53                                   T. Rowe Price
                                          Group, Inc.

*Each director serves until election of a successor.

T. ROWE PRICE NEW ERA FUND
--------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James S. Riepe   Director      Elected    Vice Chairman  82           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1993       Director and
6/25/43                                   Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Director and
                                          Managing
                                          Director,
                                          T. Rowe Price;
                                          Chairman of the
                                          Board and
                                          Director,
                                          T. Rowe Price
                                          Investment
                                          Services, Inc.,
                                          T. Rowe Price
                                          Retirement Plan
                                          Services, Inc.,
                                          and
                                          T. Rowe Price
                                          Services, Inc.;
                                          Chairman of the
                                          Board, Director,
                                          President and
                                          Trust Officer,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International,
                                          Inc.

M. David Testa   Director      Elected    Vice Chairman  97           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1997       Chief
4/22/44                                   Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Chief
                                          Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price;
                                          Vice President
                                          and Director,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International
                                          Inc.

*Each director serves until election of a successor.

T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. ** Closed to new investors.

     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                     F41-050  12/31/01